UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357
                                   ---------

               FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST.
               -------------------------------------------------
              (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       ------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                                MARCH 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 ANNUAL REPORT                              |       INCOME
--------------------------------------------------------------------------------
                FRANKLIN TEMPLETON
          LIMITED DURATION INCOME TRUST
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                              FRANKLIN TEMPLETON INVESTMENTS

                              GAIN FROM OUR PERSPECTIVE

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

ANNUAL REPORT

Franklin Templeton Limited Duration Income Trust ..........................    1

Performance Summary .......................................................    6

Annual Shareholders' Meeting ..............................................    7

Dividend Reinvestment Plan ................................................    8

Financial Highlights and Statement of Investments .........................   11

Financial Statements ......................................................   20

Notes to Financial Statements .............................................   23

Report of Independent Registered Public Accounting Firm ...................   32

Board Members and Officers ................................................   33

Shareholder Information ...................................................   38

--------------------------------------------------------------------------------

ANNUAL REPORT

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage-and other asset-backed securities.

Dear Shareholder:

This annual report for Franklin Templeton Limited Duration Income Trust covers the fiscal year ended March 31, 2005.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Templeton Limited Duration Income Trust posted cumulative total returns of +6.01% based on net asset value and +1.38% based on market price. Share price, as measured by net asset value, decreased from $14.75 per share on March 31, 2004, to $14.41 at period-end, and the market price fell from $14.87 to $13.89 over the same period. You can find the Fund's performance data in the Performance Summary on page 6.

ECONOMIC AND MARKET OVERVIEW

Overall domestic economic growth remained healthy, with annualized quarterly growth of gross domestic product (GDP) ranging from 4.0% to 3.1% over the past year. In terms of drivers supporting this economic expansion, approximately two-thirds of GDP is generated by consumer spending, and almost one-fifth by

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


                                                               Annual Report | 1
business spending. Since consumer spending relies on consumers' ability to remain gainfully employed, many analysts study the employment picture for indications of consumer spending. Over the past 12 months, nonfarm payroll data, as well as other indexes, showed growing employment. This, along with 6.0% growth in personal income over the past year, helped consumer spending increase by 6.1% (not adjusted for inflation) for the 12 months ended March 31, 2005, which supported U.S. economic growth.(1)

Business spending also rose during the reporting period, contributing to economic growth. For example, annualized nonresidential investment spending recorded double-digit gains for most of the period before experiencing a slowdown in its pace of growth during first quarter 2005. Historically low interest rates and ample cash and liquidity allowed many corporations to increase their capital investment plans to meet expected demand increases.

Domestic inflationary pressures increased over the past 12 months, driven by economic strength as well as rising energy prices, as oil prices neared $57 a barrel.(2) Moreover, although corporate productivity continued to grow, the pace of productivity growth slowed from that of recent years. In this environment, the Federal Reserve Board (Fed) raised the federal funds target rate to 2.75% from 1.00% during the reporting period, with expectations for further measured increases continuing in 2005. Nonetheless, with some slack remaining in the labor force and businesses still unable in many industries to pass along significant price increases to the consumer, nominal inflation was relatively contained, as measured by the 2.3% rise in the core Consumer Price Index (CPI), which excludes volatile food and energy costs. Although higher than in the past two calendar years, this matched the core CPI's 10-year average of 2.3%.(1) With the rise in short-term interest rates, the yield curve flattened during the period; however, longer-term interest rates, as measured by the 10-year U.S. Treasury yield, did increase, with the 10-year yield rising from 3.86% to 4.50% by period-end.

INVESTMENT STRATEGY

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration,

(1)  Source: Bureau of Labor Statistics.

(2)  Source: Bloomberg Energy/Commodity Service.


2 | Annual Report
or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund's fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, pricing inefficiencies, and underlying collateral characteristics.

MANAGER'S DISCUSSION

Within an environment of solid economic growth and rising interest rates, the best performing areas of the market were those that benefit from a growing economy, as well as securities with less interest rate sensitivity. Consequently, among the Fund's three core investments, the high yield corporate bond market provided the strongest relative return. Similar to high yield bonds, bank loan issues benefited from the current economic cycle. In addition, bank loans experienced increases in their income streams since their payouts are tied to short-term interest rates. Conversely, the fixed-rate mortgage- and other asset-backed sector provided the lowest, although still positive, performance during the period, given that market segment's greater interest rate sensitivity.

In terms of sector allocation, high yield corporate bonds represented our largest weighting at period-end, as we believed fundamental credit trends could provide support for such issuers. During the reporting period, default rates edged lower largely as a result of positive corporate earnings growth and healthy liquidity for many issuers. Valuations also became richer over the past year, with the average yield spread over Treasuries, as measured by the CSFB High Yield Index, declining from 5.0 percentage points at the beginning of the period to 3.7 percentage points at period-end and touching a low of 3.0 percentage points.(3) Considering the relatively tight valuations in this sector, we reduced our high yield corporate bond exposure from its intra-period highs; however, it remained our largest exposure given our fundamental view of the sector and the high yield market's lower interest rate sensitivity.

Buoyed by strong demand, the bank loan market was well supported over the past year. As in the high yield corporate bond market, investors seemed to take comfort in a low default rate environment. In addition, the prospect for higher short-term interest rates, which could increase the yield and potential total return

PORTFOLIO BREAKDOWN
Based on Total Investments as of 3/31/05*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

High Yield Corporate Bonds and Preffered Stock                            38.4%

Floating Rate Loans                                                       28.7%

Mortgage-Backed Securities                                                20.7%

Other Asset-Backed Securities                                              7.0%

Foreign Government & Agency Securities                                     2.9%

Investment Grade Corporate Bonds                                           0.8%

Short-Term Investments & Other Net Assets                                  1.5%

* Total investments include long-term and short-term investments and other net assets excluding preferred stock issued by the Fund.

(3) Source: CSFB. The CSFB High Yield Index is designed to mirror the investable universe of the U.S. dollar denominated high yield debt market.


                                                               Annual Report | 3

DIVIDEND DISTRIBUTIONS*
4/1/04-3/31/05

--------------------------------------------------------------------------------
MONTH                                                 DIVIDEND PER COMMON SHARE
--------------------------------------------------------------------------------
April                                                                9.88 cents
--------------------------------------------------------------------------------
May                                                                  9.88 cents
--------------------------------------------------------------------------------
June                                                                 9.88 cents
--------------------------------------------------------------------------------
July                                                                 9.88 cents
--------------------------------------------------------------------------------
August                                                               9.88 cents
--------------------------------------------------------------------------------
September                                                            9.88 cents
--------------------------------------------------------------------------------
October                                                              9.88 cents
--------------------------------------------------------------------------------
November                                                             9.88 cents
--------------------------------------------------------------------------------
December                                                             9.88 cents
--------------------------------------------------------------------------------
January                                                              9.88 cents
--------------------------------------------------------------------------------
February                                                             9.88 cents
--------------------------------------------------------------------------------
March                                                                9.88 cents
--------------------------------------------------------------------------------
TOTAL                                                                   $1.1856
--------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

in the floating rate loan market, also attracted investors to this sector. Although new-issue supply increased in conjunction with funding requirements amid a rising volume of leveraged buyout transactions, overall demand appeared to exceed supply. Consequently, yield spreads over LIBOR, a short-term interest rate used to set rates in the bank loan sector, narrowed during the period. Given the bank loan market's very low duration, as well as the positive credit environment for bank loan issuers, we increased our exposure to bank loans during the period, and they represented the Fund's second-largest weighting at period-end.

In the mortgage- and other asset-backed securities sector, rising interest rates during the period dampened overall total returns. Within this sector, we sought opportunities to invest in securities we believed offered value based upon our assessment of the prepayment risk for those securities. We also tended to favor higher-coupon securities, which generally have less prepayment risk and exhibit shorter duration than their lower-coupon counterparts. In the floating rate, asset-backed securities sector, the Fund's holdings benefited from higher short-term interest rates, which led to increased income from such securities. Overall, our exposure to this sector remained relatively flat during the Fund's fiscal year.

We took profits in certain non-dollar, foreign government bond holdings during the period, while initiating positions in local currency Polish government bonds and floating-rate government bonds of Argentina. Consistent with our strategy, we made such investments based upon our view of the potential appreciation of the Polish zloty against the U.S. dollar, as well as Argentina's favorable economic trends as the country emerges from its recent debt restructuring.

This report contains new information about the Board of Trustees' approval of the Fund's investment advisory contract in the past six months. It is designed to give you an understanding of several factors considered before the Board approved its contract with the Investment Manager. The disclosure is in the "Shareholder Information" section beginning on page 38.


4 | Annual Report

Thank you for your continued participation in Franklin Templeton Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]

/s/ Christopher J. Molumphy
    ----------------------------
    Christopher J. Molumphy, CFA


[PHOTO OMITTED]

/s/ Richard S. Hsu
    -------------------
    Richard S. Hsu, CFA


[PHOTO OMITTED]

/s/ Eric G. Takaha
    -------------------
    Eric G. Takaha, CFA


[PHOTO OMITTED]

/s/ Roger A. Bayston
    ---------------------
    Roger A. Bayston, CFA

    Portfolio Management Team
    Franklin Templeton Limited Duration Income Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

PERFORMANCE SUMMARY AS OF 3/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------
SYMBOL: FTF                                          CHANGE    3/31/05        3/31/04
-------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.34    $14.41         $14.75
-------------------------------------------------------------------------------------------
Market Price (AMEX)                                  -$0.98    $13.89         $14.87
-------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/04-3/31/05)
-------------------------------------------------------------------------------------------
Dividend Income                      $1.1856
-------------------------------------------------------------------------------------------

PERFORMANCE(1)

--------------------------------------------------------------------------------------------
                                                                          COMMENCEMENT OF
                                                               1 YEAR   OPERATIONS (8/27/03)
--------------------------------------------------------------------------------------------
Cumulative Total Return(2)
--------------------------------------------------------------------------------------------
  Based on change in NAV                                        +6.01%         +13.58%
--------------------------------------------------------------------------------------------
  Based on change in market price                               +1.38%          +4.61%
--------------------------------------------------------------------------------------------
Average Annual Total Return(2)
--------------------------------------------------------------------------------------------
  Based on change in NAV                                        +6.01%          +8.31%
--------------------------------------------------------------------------------------------
  Based on change in market price                               +1.38%          +2.87%
--------------------------------------------------------------------------------------------
    Distribution Rate(3)             8.54%
--------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL.

(1)  Figures are for common shares.

(2) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(3) Distribution rate is based on an annualization of the 9.88 cent per share March dividend and the AMEX closing price of $13.89 per share on 3/31/05.


6 | Annual Report

ANNUAL SHAREHOLDERS' MEETING

SEPTEMBER 8, 2004

At an annual Meeting of Shareholders of Franklin Templeton Limited Duration Income Trust (the "Fund") held on September 8, 2004, shareholders approved the following:

Regarding the proposal to elect nominees for Trustees:

-----------------------------------------------------------------------------------------------------
                                         % OF                                    % OF
                          SHARES      OUTSTANDING      % OF      WITHHELD OR  OUTSTANDING     % OF
TRUSTEES                    FOR          SHARES        VOTED       ABSTAIN       SHARES       VOTED
-----------------------------------------------------------------------------------------------------
Frank H. Abbott, III  23,347,893.308     87.596%       98.957%   246,101.000     0.923%       1.043%
-----------------------------------------------------------------------------------------------------
Harris J. Ashton      23,358,188.308     87.635%       99.001%   235,806.000     0.885%       0.999%
-----------------------------------------------------------------------------------------------------
Martin L. Flanagan    23,378,234.308     87.710%       99.086%   215,760.000     0.809%       0.914%
-----------------------------------------------------------------------------------------------------


                                                               Annual Report | 7

DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions ("Distributions") in shares of the Fund. PFPC, Inc. (the "Agent"), P.O. Box 43027, Providence, RI 02940-3027, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rate share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, may be on such terms as to price, delivery and otherwise as the Agent shall determine.

The market price of shares on a particular date shall be the last sales price on the American Stock Exchange, or, if there is no sale on the exchange on that date,


8 | Annual Report
then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or will misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve your of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.


                                                               Annual Report | 9

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at 1-800/331-1710. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.


10 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

FINANCIAL HIGHLIGHTS

                                                                       -----------------------------
                                                                           YEAR ENDED MARCH 31,
                                                                            2005            2004(C)
                                                                       -----------------------------
PER COMMON SHARE OPERATING PERFORMANCE
(for a common share outstanding throughout the year)

Net asset value, beginning of year .................................   $   14.75       $   14.33
                                                                       -----------------------------
Income from investment operations:

 Net investment income(a) ..........................................        1.10            0.53

 Net realized and unrealized gains (losses) ........................       (0.12)           0.63

 Dividends to preferred shareholders from net investment income(a)         (0.13)          (0.03)
                                                                       -----------------------------
Total from investment operations ...................................        0.85            1.13
                                                                       -----------------------------
Less distributions to common shareholders from net investment income       (1.19)          (0.59)
                                                                       -----------------------------

Offering costs charged to capital:

 Common shares .....................................................          --           (0.03)

 Preferred shares ..................................................          --           (0.09)
                                                                       -----------------------------
Total offering costs ...............................................          --           (0.12)
                                                                       -----------------------------
Net asset value, end of year .......................................   $   14.41       $   14.75
                                                                       =============================
Market value, end of year(b) .......................................   $   13.89       $   14.87
                                                                       =============================

Total return [based on market value per share] .....................        1.38%           3.16%(d)

RATIOS/SUPPLEMENTAL DATA

Net assets applicable to common shares, end of year (000's) ........   $ 385,344       $ 393,125

Ratios to average net assets applicable to common shares:

 Expenses ..........................................................        1.21%           1.11%(e)

 Net investment income .............................................        7.50%           6.12%(e)

Portfolio turnover rate ............................................       55.02%          45.08%

Asset coverage per preferred share .................................   $  75,703       $  76,727

Liquidation preference per preferred share .........................   $  25,000       $  25,000

(a)   Based on average daily common shares outstanding.

(b)   Based on the last sale on the American Stock Exchange.

(c)   For the period August 27, 2003 (commencement of operations) to March 31,
      2004.

(d)   Total return is not annualized for periods less than one year.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 11

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY     PRINCIPAL AMOUNT(e)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        BONDS 57.4%
        COMMERCIAL SERVICES 1.0%
        JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07,
          10.67% thereafter, 5/15/13 ...........................................   United States  $    4,300,000     $    3,719,500
                                                                                                                     --------------
        COMMUNICATIONS 8.5%
        Dobson Cellular Systems Inc., secured note, 144A, 9.875%,
          11/01/12 .............................................................   United States       4,000,000          4,100,000
        Inmarsat Finance PLC, senior note, 7.625%, 6/30/12 .....................  United Kingdom       3,000,000          3,000,000
    (a) Intelsat Bermuda Ltd., senior note, 144A, FRN, 7.805%, 1/15/12..........      Bermuda          4,000,000          4,080,000
        MCI Inc., senior note, 7.688%, 5/01/09 .................................   United States       2,000,000          2,085,000
        MCI Inc., senior note, 8.735%, 5/01/14 .................................   United States         950,000          1,047,375
        Millicom International Cellular SA, senior note, 144A, 10.00%,
          12/01/13 .............................................................    Luxembourg         4,000,000          4,100,000
    (a) NTL Cable PLC, senior note, 144A, FRN, 7.66%, 10/15/12 .................  United Kingdom       3,000,000          3,105,000
        Qwest Services Corp., senior secured note, 144A, 13.50%,
          12/15/07 .............................................................   United States       4,000,000          4,470,000
    (a) Rogers Wireless Communications Inc., senior secured note, FRN,
          6.135%, 12/15/10 .....................................................      Canada           3,000,000          3,120,000
        Time Warner Telecom Inc., senior note, 9.25%, 2/15/14 ..................   United States       2,900,000          2,798,500
        Time Warner Telecom Inc., senior note, 144A, 9.25%, 2/15/14 ............   United States       1,100,000          1,061,500
                                                                                                                     --------------
                                                                                                                         32,967,375
                                                                                                                     --------------
        CONSUMER DURABLES 1.1%
        D. R. Horton Inc., senior note, 8.00%, 2/01/09 .........................   United States       4,000,000          4,320,432
                                                                                                                     --------------
        CONSUMER NON-DURABLES 1.1%
        Smithfield Foods Inc., senior note, 8.00%, 10/15/09 ....................   United States       4,000,000          4,260,000
                                                                                                                     --------------
        CONSUMER SERVICES 15.3%
        Advanstar Communications Inc., senior secured note, 10.75%,
          8/15/10 ..............................................................   United States       4,000,000          4,470,000
        Boyd Gaming Corp., senior sub. note, 8.75%, 4/15/12 ....................   United States       4,000,000          4,350,000
        Charter Communications Holdings II, senior note, 10.25%,
          9/15/10 ..............................................................   United States       4,000,000          4,100,000
        Clear Channel Communications Inc., senior note, 7.65%, 9/15/10..........   United States       4,000,000          4,383,792
        CSC Holdings Inc., senior note, 8.125%, 7/15/09 ........................   United States       4,000,000          4,240,000
        Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ..................   United States       4,000,000          4,480,000
        DirecTV Holdings LLC, senior note, 8.375%, 3/15/13 .....................   United States       4,000,000          4,350,000
        LIN Television Corp., senior sub. note, 144A, 6.50%, 5/15/13 ...........   United States       4,000,000          3,880,000
    (a) Marquee Inc., senior note, 144A, FRN, 7.044%, 8/15/10 ..................   United States       4,000,000          4,200,000
        Park Place Entertainment Corp., senior sub. note, 9.375%,
          2/15/07 ..............................................................   United States       4,000,000          4,265,000
    (a) Paxson Communications Corp., senior secured note, 144A, FRN,
          5.41%, 1/15/10 .......................................................   United States       3,500,000          3,526,250
        Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 .........   United States       4,000,000          4,160,000


12 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY     PRINCIPAL AMOUNT(e)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        BONDS (CONT.)
        CONSUMER SERVICES (CONT.)
        Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06,
          13.75% thereafter, 7/15/11 ...........................................      Canada      $    4,000,000     $    3,940,000
        Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10 ..............   United States       4,000,000          4,415,000
                                                                                                                     --------------
                                                                                                                         58,760,042
                                                                                                                     --------------
        ELECTRONIC TECHNOLOGY 2.4%
        Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 .......     Singapore           700,000            698,250
        Flextronics International Ltd., senior sub. note, 6.25%, 11/15/14 ......     Singapore         2,300,000          2,196,500
        Sanmina-SCI Corp., sub. note, 144A, 6.75%, 3/01/13 .....................   United States       2,000,000          1,885,000
        Xerox Corp., senior note, 9.75%, 1/15/09 ...............................   United States       4,000,000          4,530,000
                                                                                                                     --------------
                                                                                                                          9,309,750
                                                                                                                     --------------
        ENERGY MINERALS 0.6%
        Chesapeake Energy Corp., senior note, 7.50%, 6/15/14 ...................   United States       2,000,000          2,125,000
                                                                                                                     --------------
        HEALTH SERVICES 2.5%
        Davita Inc., senior note, 144A, 6.625%, 3/15/13 ........................   United States       1,900,000          1,890,500
        Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ..................   United States       4,000,000          3,710,000
        Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
          10/01/14 .............................................................   United States       4,000,000          4,230,000
                                                                                                                     --------------
                                                                                                                          9,830,500
                                                                                                                     --------------
        INDUSTRIAL SERVICES 3.2%
        Allied Waste North America Inc., senior note, B, 8.50%, 12/01/08 .......   United States       4,000,000          4,120,000
        Hanover Equipment Trust 01, senior secured note, A, 8.50%,
          9/01/08 ..............................................................   United States       4,000,000          4,190,000
        URS Corp., senior note, 11.50%, 9/15/09 ................................   United States       3,500,000          4,007,500
                                                                                                                     --------------
                                                                                                                         12,317,500
                                                                                                                     --------------
        NON-ENERGY MINERALS 1.1%
    (a) Ispat Inland ULC, senior secured note, FRN, 9.31%, 4/01/10 .............   United States       4,000,000          4,380,000
                                                                                                                     --------------
        PROCESS INDUSTRIES 6.2%
        Crown European Holdings SA, senior secured note, 10.875%,
          3/01/13 ..............................................................   United States       4,000,000          4,660,000
        Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 ....................   United States       4,000,000          4,490,000
        Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13 ...................   United States       4,000,000          4,000,000
        Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07 .........   United States       1,914,000          1,971,420
        Nalco Co., senior note, 7.75%, 11/15/11 ................................   United States       2,000,000          2,090,000
        Nalco Co., senior sub. note, 8.875%, 11/15/13 ..........................   United States       2,000,000          2,150,000
        Rhodia SA, senior note, 10.25%, 6/01/10 ................................      France           4,000,000          4,380,000
                                                                                                                     --------------
                                                                                                                         23,741,420
                                                                                                                     --------------


                                                              Annual Report | 13

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY     PRINCIPAL AMOUNT(e)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        BONDS (CONT.)
        PRODUCER MANUFACTURING 4.2%
        Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ...............   United States  $    2,000,000     $    2,140,000
        Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ...............   United States       2,000,000          2,140,000
        Invensys PLC, senior note, 144A, 9.875%, 3/15/11 .......................  United Kingdom       3,000,000          3,067,500
        Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 ............   United States       4,000,000          4,380,000
        TRW Automotive Inc., senior note, 9.375%, 2/15/13 ......................   United States       4,000,000          4,320,000
                                                                                                                     --------------
                                                                                                                         16,047,500
                                                                                                                     --------------
        REAL ESTATE INVESTMENT TRUSTS 1.1%
        Host Marriott LP, senior note, 9.25%, 10/01/07 .........................   United States       4,000,000          4,300,000
                                                                                                                     --------------
        TRANSPORTATION 2.4%
        CP Ships Ltd., senior note, 10.375%, 7/15/12 ...........................      Canada           4,000,000          4,590,000
        Laidlaw International Inc., senior note, 10.75%, 6/15/11 ...............   United States       4,000,000          4,550,000
                                                                                                                     --------------
                                                                                                                          9,140,000
                                                                                                                     --------------
        UTILITIES 6.7%
        Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ...............   United States       5,000,000          3,950,000
        Centerpoint Energy Inc., senior note, B, 7.25%, 9/01/10 ................   United States       4,000,000          4,378,096
        Dynegy Holdings Inc., senior secured note, 144A, 9.875%,
          7/15/10 ..............................................................   United States       4,000,000          4,305,000
        Edison Mission Energy, senior note, 9.875%, 4/15/11 ....................   United States       4,000,000          4,640,000
        El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 ...............   United States       4,000,000          4,214,448
        Utilicorp United Inc., senior note, 9.95%, 2/01/11 .....................   United States       4,000,000          4,500,000
                                                                                                                     --------------
                                                                                                                         25,987,544
                                                                                                                     --------------
        TOTAL BONDS (COST $217,505,568) ........................................                                        221,206,563
                                                                                                                     --------------
        MORTGAGE-BACKED SECURITIES 30.9%
        FHLMC, 4.50%, 6/01/18 - 9/01/18 ........................................   United States       4,162,959          4,085,083
        FHLMC, 5.00%, 9/01/18 - 6/01/34 ........................................   United States      24,810,790         24,521,654
        FHLMC, 5.50%, 7/01/19 - 8/01/33 ........................................   United States       7,706,415          7,750,402
        FHLMC, 6.00%, 7/01/28 - 9/01/33 ........................................   United States       6,076,259          6,228,510
        FHLMC, 7.00%, 9/01/27 ..................................................   United States       1,683,842          1,780,588
        FHLMC, 8.00%, 1/01/31 ..................................................   United States         594,236            639,716
        FHLMC, 8.50%, 7/01/31 ..................................................   United States       4,789,166          5,231,194
        FNMA, 4.617%, 7/01/34 ..................................................   United States       4,777,633          4,808,195
        FNMA, 5.00%, 10/01/17 ..................................................   United States       2,632,019          2,635,208
        FNMA, 5.50%, 10/01/17 - 10/01/33 .......................................   United States      16,948,549         17,095,152
        FNMA, 5.948%, 6/01/32 ..................................................   United States         230,119            232,549
        FNMA, 6.00%, 4/01/33 - 12/01/34 ........................................   United States       5,708,535          5,840,368
        FNMA, 6.50%, 8/01/32 ...................................................   United States       2,981,166          3,100,432
        FNMA, 7.00%, 9/01/18 ...................................................   United States         728,048            770,881
        FNMA, 8.00%, 10/01/29 ..................................................   United States         588,467            635,788
        FNMA, 8.50%, 8/01/26 ...................................................   United States         780,243            852,316
        GNMA, 5.50%, 4/15/33 - 12/15/34 ........................................   United States      10,522,481         10,631,627


14 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY     PRINCIPAL AMOUNT(e)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        MORTGAGE-BACKED SECURITIES (CONT.)
        GNMA, 6.50%, 6/15/31 - 12/15/33 ........................................   United States  $   11,795,753     $   12,337,747
        GNMA, 7.00%, 12/20/28 - 12/20/30 .......................................   United States       2,757,430          2,907,523
        GNMA, 8.00%, 1/20/28 - 2/20/32 .........................................   United States         511,993            549,760
        GNMA, SF, 5.00%, 10/20/33 ..............................................   United States       5,212,233          5,142,678
        GNMA, SF, 7.00%, 1/20/24 - 1/20/29 .....................................   United States         522,052            551,832
        GNMA II, 8.00%, 2/20/30 - 5/20/30 ......................................   United States         741,534            796,253
                                                                                                                     --------------
        TOTAL MORTGAGE-BACKED SECURITIES (COST $119,055,792)....................                                        119,125,456
                                                                                                                     --------------
        ASSET-BACKED SECURITIES 10.4%
        Argent Securities Inc., 2003-W5, M4, 6.60%, 10/25/33 ...................   United States       4,000,000          4,212,319
        GSR Mortgage Trust, 2003-AHL, B1, 6.85%, 10/25/33 ......................   United States       5,000,000          5,114,771
        Merrill Lynch Mortgage Investors Inc., 2003-OPT1, B2, 5.60%,
          7/25/34 ..............................................................   United States       1,000,000          1,045,224
        Morgan Stanley ABS Capital, 2003-HE3, B1, 6.15%, 10/25/33 ..............   United States       3,500,000          3,560,243
        Morgan Stanley ABS Capital, 2003-NC10, B1, 6.15%, 10/25/33 .............   United States       3,000,000          3,075,151
        Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%,
          4/15/11 ..............................................................   United States       1,826,752          1,809,700
        Morgan Stanley Dean Witter Capital Trust I, 2003-NC3, B1, 5.85%,
          3/25/33 ..............................................................   United States       4,508,000          4,614,320
        New Century Home Equity Loan Trust, 2003-2, M3, 6.55%,
          1/25/33 ..............................................................   United States       5,000,000          5,174,631
        Option One Mortgage Loan Trust, 2003-6, M5, 6.15%, 11/25/33 ............   United States       3,500,000          3,684,382
        Residential Asset Securities Corp., 2003-KS10, MII3, 5.40%,
          12/25/33 .............................................................   United States       1,500,000          1,536,101
        Specialty Underwriting and Residential Finance, 2003-BC4, B2,
          5.35%, 11/25/34 ......................................................   United States       1,500,000          1,546,199
        Structured Asset Investment Loan Trust, 2003-BC2, M3, 6.10%,
          4/25/33 ..............................................................   United States       1,471,000          1,486,596
        Structured Asset Investment Loan Trust, 2003-BC13, M4, 5.60%,
          11/25/33 .............................................................   United States       3,340,000          3,381,205
                                                                                                                     --------------
        TOTAL ASSET-BACKED SECURITIES (COST $38,730,327) .......................                                         40,240,842
                                                                                                                     --------------
(a),(b) SENIOR FLOATING RATE INTERESTS 42.8%
        COMMERCIAL SERVICES 1.0%
        DS Waters Enterprises LP, Term Loan, 7.266 - 7.59%, 11/07/09 ...........   United States       3,790,000          3,675,352
                                                                                                                     --------------
        COMMUNICATIONS 7.8%
        AAT Communications Corp., Term Loan B, 5.77 - 5.80%,
          11/16/12 .............................................................   United States       2,992,500          3,045,805
        Alaska Communications Systems Holdings Inc., Term Loan, 5.093%,
          2/01/12 ..............................................................   United States       4,000,000          4,068,124
        American Tower Corp., Term Loan B, 4.23%, 8/31/11 ......................   United States         744,375            755,715
        GCI Holdings Inc., Term Loan, 5.10%, 10/31/07 ..........................   United States         712,753            719,909
        Grapeclose Ltd. (Inmarsat), Term Loan B, 6.031%, 10/10/10 ..............  United Kingdom       1,833,709          1,853,458
        Grapeclose Ltd. (Inmarsat), Term Loan C, 6.531%, 10/10/11 ..............  United Kingdom       1,838,018          1,861,416


                                                              Annual Report | 15

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY     PRINCIPAL AMOUNT(e)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b) SENIOR FLOATING RATE INTERESTS (CONT.)
        COMMUNICATIONS (CONT.)
        Iowa Telecommunications Services Inc., Term Loan B, 4.97 - 5.10%,
          11/23/11 .............................................................   United States  $    4,000,000     $    4,063,332
        New Skies Satellites B.V., Term Loan, 5.188 - 5.375%, 5/02/11 ..........    Netherlands        1,210,304          1,227,702
        Panamsat Corp., Term Loan B-1, 5.31%, 8/01/11 ..........................   United States       3,969,879          4,038,590
        SpectraSite Communications Inc., Term Loan B, 4.52%, 5/30/12 ...........   United States       3,241,875          3,284,762
        UPC Financing Partnership, Term Loan H2, 5.752%, 9/30/12 ...............    Netherlands        4,000,000          4,047,776
        Valor Telecom, Term Loan, 4.85 - 6.75%, 2/14/12 ........................   United States       1,192,000          1,211,370
                                                                                                                     --------------
                                                                                                                         30,177,959
                                                                                                                     --------------
        CONSUMER DURABLES 1.3%
        LandSource Communities Development LLC, Term Loan B, 5.375%,
          3/31/10 ..............................................................   United States       1,000,000          1,016,970
    (c) Sealy Mattress Co., Term Loan C, 4.829 - 6.50%, 4/02/12 ................   United States       2,000,000          2,041,666
        Solo Cup Co., Term Loan B, 4.85 - 5.093%, 2/27/11 ......................   United States       1,984,962          2,016,722
                                                                                                                     --------------
                                                                                                                          5,075,358
                                                                                                                     --------------
        CONSUMER NON-DURABLES 1.5%
        Constellation Brands Inc., Term Loan B, 4.563 - 5.188%,
          12/22/11 .............................................................   United States       1,661,667          1,690,053
        Dole Food Co. Inc., Term Loan D, 4.875 - 7.00%, 9/28/08 ................   United States         524,312            524,736
        Meow Mix Co., First Lien Term Loan, 6.81 - 7.02%, 8/21/09 ..............   United States       1,027,170          1,030,380
        Michael Foods Inc., Term Loan B, 4.841 - 5.098%, 11/21/10 ..............   United States         643,505            655,772
        Southern Wine & Spirits of America Inc., Term Loan B, 5.35%,
          7/02/08 ..............................................................   United States       1,674,270          1,700,473
                                                                                                                     --------------
                                                                                                                          5,601,414
                                                                                                                     --------------
        CONSUMER SERVICES 13.7%
        Advertising Directory Solutions Inc., Term Loan B, 4.85%,
          11/09/11 .............................................................      Canada           2,972,250          2,983,705
        Alderwoods Group Inc., Term Loan B1, 4.54 - 5.296%, 8/19/10 ............   United States         899,621            908,914
        Alliance Gaming Corp., Term Loan B, 5.65%, 8/22/09 .....................   United States       1,804,326          1,806,292
        Canwest Media Inc., Term Loan E, 5.044%, 5/15/09 .......................      Canada           1,332,095          1,350,784
        Charter Communications Operating LLC, Term Loan B, 5.98%,
          4/27/11 ..............................................................   United States       1,985,000          1,997,317
        Cinram International Inc., Term Loan D, 5.91%, 9/30/09 .................      Canada           3,752,066          3,823,003
        Cumulus Media Inc., Term Loan F, 4.25%, 3/28/10 ........................   United States       1,990,000          2,007,771
        Dex Media West LLC, Term Loan B, 4.48 - 5.05%, 3/09/10 .................   United States       3,148,473          3,203,899
        DirecTV Holdings LLC, Term Loan, 4.56%, 3/06/10 ........................   United States       1,635,152          1,639,354
        Emmis Operating Co., Term Loan B, 4.52%, 11/10/11 ......................   United States         997,500          1,012,394
        Insight Midwest Holdings LLC, Term Loan A, 4.50%, 6/30/09 ..............   United States       1,253,770          1,256,516
        Insight Midwest Holdings LLC, Term Loan B, 5.75%, 12/31/09 .............   United States       2,004,625          2,045,345
        Mediacom Broadband Inc., Term Loan B1, 5.06 - 5.59%,
          9/12/10 ..............................................................   United States       1,985,000          2,027,803
        MediaNews Group Inc., Term Loan C, 4.35%, 12/30/10 .....................   United States       2,300,795          2,312,276
        Metro-Goldwyn-Mayer Studios Inc., Term Loan B, 5.35%, 4/30/11...........   United States       1,492,500          1,494,724
    (c) Mission Broadcasting Inc., Term Loan B, 4.87%, 10/01/12 ................   United States       1,702,676          1,716,510


16 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY      PRINCIPAL AMOUNT(e)    VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b) SENIOR FLOATING RATE INTERESTS (CONT.)
        CONSUMER SERVICES (CONT.)
    (c) Nexstar Broadcasting Group Inc., Term Loan B, 4.87%, 10/01/12 ..........   United States  $    1,797,324     $    1,811,927
        Primedia Inc., Term Loan B, 5.625%, 6/30/09 ............................   United States       1,695,509          1,710,875
        R.H. Donnelley Inc., Term Loan D, 4.31 - 4.85%, 6/30/11 ................   United States       3,984,987          4,057,443
        Rainbow National Services LLC, Term Loan B, 5.69%, 3/31/12 .............   United States       2,500,000          2,540,105
        Regal Cinemas Inc., Term Loan B, 5.093%, 11/10/10 ......................   United States       4,418,939          4,501,003
    (c) Resorts International Holdings LLC, Term Loan B, 7.25%, 4/01/12.........   United States         600,000            612,500
        Warner Music, Term Loan B, 4.72 - 5.37%, 2/28/11 .......................   United States       4,950,000          4,995,891
        Wyndham International Inc., Term Loan B, 7.563%, 6/30/06 ...............   United States       1,022,874          1,027,456
                                                                                                                     --------------
                                                                                                                         52,843,807
                                                                                                                     --------------
        FINANCE 4.2%
        Conseco Inc., Term Loan, 6.35%, 6/22/10 ................................   United States       1,917,801          1,956,157
        Fidelity National Information Services Inc., Term Loan B, 4.51%,
          3/08/13 ..............................................................   United States       5,600,000          5,626,600
        General Growth Properties Inc., Term Loan B, 5.10%, 11/12/08 ...........   United States       3,991,031          4,062,913
        Maguire Properties Inc., Term Loan B, 6.50%, 3/15/10 ...................   United States       2,000,000          2,026,380
        Newkirk Master LP, Term Loan, 7.35%, 11/24/06 ..........................   United States         833,286            844,903
        Refco Group Ltd. LLC, Term Loan B, 4.85%, 8/05/11 ......................   United States       1,816,875          1,840,438
                                                                                                                     --------------
                                                                                                                         16,357,391
                                                                                                                     --------------
        HEALTH SERVICES 0.9%
        Multiplan Inc., Term Loan, 5.85%, 3/04/09 ..............................   United States         805,556            817,115
        Pacificare Health Systems Inc., Term Loan B, 4.25 - 4.938%,
          12/13/10 .............................................................   United States       1,995,000          2,019,315
        Quintiles Transnational Corp., Term Loan B, 4.84%, 9/25/09 .............   United States         501,129            504,888
                                                                                                                     --------------
                                                                                                                          3,341,318
                                                                                                                     --------------
        INDUSTRIAL SERVICES 1.8%
        Allied Waste North America Inc., Credit Link, 2.00%, 1/15/12 ...........   United States         810,811            819,057
        Allied Waste North America Inc., Term Loan B, 4.85 - 5.37%,
          1/15/12 ..............................................................   United States       2,189,189          2,211,081
        Washington Group International Inc., Synthetic Term Loan, 2.75%,
          10/01/07 .............................................................   United States       4,000,000          4,006,400
                                                                                                                     --------------
                                                                                                                          7,036,538
                                                                                                                     --------------
        NON-ENERGY MINERALS 1.5%
        Novelis Corp., U.S. Term Loan, 4.50%, 1/09/12 ..........................   United States       1,779,364          1,808,136
        Novelis Inc., CAD Term Loan, 4.50%, 8/24/11 ............................      Canada           1,024,482          1,041,048
        St. Marys Cement Inc., Term Loan B, 5.093%, 12/04/09 ...................      Canada           2,974,925          3,014,967
                                                                                                                     --------------
                                                                                                                          5,864,151
                                                                                                                     --------------
        PROCESS INDUSTRIES 2.2%
        Berry Plastics Corp., Term Loan C, 4.77%, 7/22/10 ......................   United States         863,076            877,446
        Boise Cascade LLC, Term Loan B, 5.125%, 10/01/11 .......................   United States         898,239            916,203


                                                              Annual Report | 17

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY     PRINCIPAL AMOUNT(e)     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a),(b) SENIOR FLOATING RATE INTERESTS (CONT.)
        PROCESS INDUSTRIES (CONT.)
        Graham Packaging Co., First Lien Term Loan, 5.125 - 5.625%,
          10/07/11 .............................................................   United States  $    1,197,000     $    1,217,421
        Graham Packaging Co., Second Lien Term Loan, 7.313%,
          4/07/12 ..............................................................   United States       1,000,000          1,032,708
        Nalco Co., Term Loan B, 4.85 - 5.05%, 11/04/10 .........................   United States       3,329,426          3,399,251
        Rockwood Specialties Group Inc., Term Loan D, 4.95%, 7/30/11 ...........   United States       1,000,000          1,022,143
                                                                                                                     --------------
                                                                                                                          8,465,172
                                                                                                                     --------------
        PRODUCER MANUFACTURING 4.0%
        Day International Group Inc., Term Loan D, 6.35 - 6.60%,
          9/16/09 ..............................................................   United States         800,515            802,924
        Headwaters Inc., Term Loan B, 4.92%, 4/30/11 ...........................   United States       1,037,514          1,053,292
        Itron Inc., Term Loan B, 5.125 - 7.00%, 11/24/10 .......................   United States         700,608            706,711
        Masonite International Corp., Term Loan C2, 7.50%, 8/31/08 .............   United States         989,985            989,936
        Metaldyne (Mascotech Inc.), Term Loan D, 7.063%, 12/31/09 ..............   United States       1,753,185          1,767,210
        Nortek Inc., Term Loan, 5.34 - 7.00%, 8/25/11 ..........................   United States       1,994,987          2,027,406
    (c) Sensus Metering Systems Inc., Term Loan, 5.348 - 5.58%,
          12/17/10 .............................................................   United States       2,900,000          2,913,659
        TriMas Corp., Term Loan B, 6.188%, 12/06/09 ............................   United States       2,290,868          2,329,050
        TRW Automotive Inc., Term Loan B, 4.375%, 10/31/10 .....................   United States       2,992,500          3,025,543
                                                                                                                     --------------
                                                                                                                         15,615,731
                                                                                                                     --------------
        RETAIL TRADE 1.4%
        CSK Auto Inc., Term Loan C, 4.85%, 8/10/10 .............................   United States         495,000            500,197
        The Jean Coutu Group (PJC) Inc., Term Loan B, 5.00%, 7/30/11 ...........      Canada           3,980,000          4,063,644
        Pantry Inc., Term Loan, 5.10%, 3/12/11 .................................   United States         651,886            662,831
                                                                                                                     --------------
                                                                                                                          5,226,672
                                                                                                                     --------------
        TRANSPORTATION 0.4%
        Northwest Airlines Inc., Term Loan, 9.83%, 11/23/10 ....................   United States       1,500,000          1,551,000
                                                                                                                     --------------
        UTILITIES 1.1%
        AES Corp., Term Loan B, 5.25 - 5.57%, 4/30/08 ..........................   United States         571,430            584,070
        Coleto Creek WLE LP, Term Loan C, 6.23%, 7/31/12 .......................   United States       2,000,000          2,048,334
        Texas Genco LLC, First Lien Term Loan, 4.81 - 5.093%, 12/14/11 .........   United States       1,411,846          1,433,024
                                                                                                                     --------------
                                                                                                                          4,065,428
                                                                                                                     --------------
        TOTAL SENIOR FLOATING RATE INTERESTS (COST $163,309,095) ...............                                        164,897,291
                                                                                                                     --------------
        FOREIGN GOVERNMENT AND AGENCY SECURITIES 4.4%
        Government of New Zealand, 8.00%, 11/15/06 .............................    New Zealand        1,100,000 NZD        801,829
        Government of Thailand, 8.50%, 10/14/05 ................................     Thailand        120,000,000 THB      3,169,095
        Kingdom of Norway, 6.75%, 1/15/07 ......................................      Norway           8,300,000 NOK      1,402,686
        Kingdom of Sweden, 8.00%, 8/15/07 ......................................      Sweden           8,300,000 SEK      1,319,881
        Korea Treasury Bond, 6.90%, 1/16/07 ....................................    South Korea    3,600,000,000 KRW      3,720,210


18 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      COUNTRY     PRINCIPAL AMOUNT(e)    VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
        New South Wales Treasury Corp., 6.50%, 5/01/06 .........................     Australia           800,000 AUD $      622,658
    (a) Republic of Argentina, FRN, 3.01%, 8/03/12 .............................     Argentina         3,500,000 ARS      2,962,330
        Republic of Poland, 8.50%, 11/12/06 ....................................      Poland           8,750,000 PLN      2,896,724
                                                                                                                     --------------
        TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
         (COST $15,946,641) ....................................................                                         16,895,413
                                                                                                                     --------------

                                                                                                  --------------
                                                                                                      SHARES
                                                                                                  --------------
        PREFERRED STOCK (COST $4,165,250) 1.1%
        HEALTH SERVICES
        Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ...............      Germany              4,000          4,205,000
                                                                                                                     --------------
        TOTAL LONG TERM INVESTMENTS (COST $558,712,673) ........................                                        566,570,565
                                                                                                                     --------------
        SHORT TERM INVESTMENT (COST $14,186,229) 3.7%
    (d) Franklin Institutional Fiduciary Trust Money Market Portfolio ..........   United States      14,186,229         14,186,229
                                                                                                                     --------------
        TOTAL INVESTMENTS (COST $572,898,902) 150.7% ...........................                                        580,756,794
        PREFERRED SHARES (49.3)% ...............................................                                       (190,000,000)
        OTHER ASSETS, LESS LIABILITIES (1.4)% ..................................                                         (5,413,157)
                                                                                                                     --------------
        NET ASSETS APPLICABLE TO COMMON SHARES 100.0% ..........................                                     $  385,343,637
                                                                                                                     ==============

CURRENCY ABBREVIATIONS:

ARS     - Argentina Peso
AUD     - Australian Dollar
KRW     - South Korean Won
NOK     - Norwegian Krone
NZD     - New Zealand Dollar
PLN     - Polish Zloty
SEK     - Swedish Krona
THB     - Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS

FHLMC   - Federal Home Loan Mortgage Corporation
FNMA    - Federal National Mortgage Association
FRN     - Floating Rate Note
GNMA    - Government National Mortgage Association
PLC     - Public Limited Co.
SF      - Single Family

(a)   The coupon shown represents the rate at the end of the period.

(b)   See Note 1(e) regarding senior floating rate interests.

(c) Security purchased on a when-issued, delayed delivery, or to-be-announced basis.

(d) See Note 8 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

(e)   The principal amount is stated in U.S. dollars unless otherwise indicated.


                         Annual Report | See notes to financial statements. | 19

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................................................    $  558,712,673
  Cost - Sweep Money Fund (Note 8) ...........................................................        14,186,229
                                                                                                  --------------
  Total cost of investments ..................................................................       572,898,902
                                                                                                  ==============
  Value - Unaffiliated issuers ...............................................................       566,570,565
  Value - Sweep Money Fund (Note 8) ..........................................................        14,186,229
                                                                                                  --------------
  Total value of investments .................................................................       580,756,794
                                                                                                  --------------
 Cash ........................................................................................         1,825,720
 Receivables:
  Investment securities sold .................................................................         2,987,441
  Interest ...................................................................................         5,892,102
 Unrealized gain on unfunded loan commitments (Note 10) ......................................             8,770
                                                                                                  --------------
      Total assets ...........................................................................       591,470,827
                                                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased ............................................................        13,058,320
  Affiliates .................................................................................           350,130
  Distributions to shareholders ..............................................................         2,641,864
 Other liabilities ...........................................................................            76,876
                                                                                                  --------------
      Total liabilities ......................................................................        16,127,190
                                                                                                  --------------
 Preferred shares at redemption value [$25,000 liquidation preference per share
(7,600 shares outstanding)] ..................................................................       190,000,000
                                                                                                  --------------
       Net assets applicable to common shares ................................................    $  385,343,637
                                                                                                  ==============

Net assets applicable to common shares consist of:
 Distributions in excess of net investment income ............................................    $   (1,890,002)
 Net unrealized appreciation (depreciation)...................................................         7,866,589
 Accumulated net realized gain (loss) ........................................................          (647,314)
 Paid-in capital .............................................................................       380,014,364
                                                                                                  --------------
       Net assets applicable to common shares ................................................    $  385,343,637
                                                                                                  ==============
Net asset value per common share ($385,343,637 / 26,739,511 common shares outstanding) .......    $        14.41
                                                                                                  ==============


20 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended March 31, 2005

Investment income:
 Dividends:
  Unaffiliated issuers .......................................................................    $      315,000
  Sweep Money Fund (Note 8) ..................................................................           176,718
 Interest ....................................................................................        33,475,316
                                                                                                  --------------
      Total investment income.................................................................        33,967,034
                                                                                                  --------------
Expenses:
 Management fees (Note 4) ....................................................................         2,855,902
 Administrative fees (Note 4) ................................................................         1,159,872
 Transfer agent fees .........................................................................            97,285
 Custodian fees (Note 5) .....................................................................            25,639
 Reports to shareholders .....................................................................            35,098
 Professional fees ...........................................................................            56,837
 Trustees' fees and expenses .................................................................            37,080
 Auction agent fees and expenses .............................................................           457,601
                                                                                                  --------------
      Total expenses .........................................................................         4,725,314
      Expenses reductions (Note 5) ...........................................................            (2,116)
                                                                                                  --------------
       Net expenses ..........................................................................         4,723,198
                                                                                                  --------------
        Net investment income ................................................................        29,243,836
                                                                                                  --------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
  Investments ................................................................................         3,920,712
  Foreign currency transactions ..............................................................           (46,978)
                                                                                                  --------------
       Net realized gain (loss)...............................................................         3,873,734
 Net change in unrealized appreciation (depreciation) on:
  Investments ................................................................................        (6,971,959)
  Translation of assets and liabilities denominated in foreign currencies.....................            (5,073)
                                                                                                  --------------
       Net change in unrealized appreciation (depreciation) ..................................        (6,977,032)
                                                                                                  --------------
Net realized and unrealized gain (loss) ......................................................        (3,103,298)
                                                                                                  --------------
Net increase (decrease) in net assets resulting from operations ..............................        26,140,538
Distributions to preferred shareholders from net investment income ...........................        (3,540,329)
                                                                                                  --------------
Net increase (decrease) in net assets applicable to common shares resulting from operations ..    $   22,600,209
                                                                                                  ==============


                         Annual Report | See notes to financial statements. | 21

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended March 31, 2005 and 2004

                                                                                                  -------------------------------
                                                                                                       2005             2004(a)
                                                                                                  -------------------------------
Increase (decrease) in net assets applicable to common shares:
 Operations:
  Net investment income .................................................................         $   29,243,836    $  13,948,935
  Net realized gain (loss) from investments and foreign currency transactions ...........              3,873,734        2,220,430
  Net change in unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies ....................................             (6,977,032)      14,843,621
  Distributions to preferred shareholders from net investment income ....................             (3,540,329)        (876,027)
                                                                                                  -------------------------------
      Net increase (decrease) in net assets applicable to common shares resulting
       from operations ..................................................................             22,600,209       30,136,959
 Distributions to common shareholders from net investment income ........................            (31,639,542)     (15,768,522)
 Capital share transactions:
  Net proceeds from sale of common stock (Note 2) .......................................                     --      380,472,000
  Common stock offering costs (Note 2) ..................................................                     --         (796,800)
  Preferred stock offering costs and underwriting discounts (Note 3) ....................                     --       (2,311,090)
  Reinvestment of distributions (Note 2) ................................................              1,258,261        1,292,162
                                                                                                  -------------------------------
 Total capital share transactions .......................................................              1,258,261      378,656,272
      Net increase (decrease) in net assets .............................................             (7,781,072)     393,024,709
Net assets applicable to common shares:
 Beginning of year ......................................................................            393,124,709          100,000(b)
                                                                                                  -------------------------------
 End of year ............................................................................         $  385,343,637    $ 393,124,709
                                                                                                  ===============================
Distributions in excess of net investment income included in net assets:
 End of year ............................................................................         $   (1,890,002)   $  (1,480,626)
                                                                                                  ===============================


(a)   For the period August 27, 2003 (commencement of operations) to March 31,
      2004.

(b) On August 19, 2003, the Fund was seeded by Franklin Advisers Inc. with aggregate proceeds of $100,000.


22 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, mortgage pass-through securities, other mortgage-backed securities, and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods


                                                              Annual Report | 23

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


24 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principle from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

F. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Facility fees are recognized as income over the expected term of the loan. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

H. OFFERING COSTS

Offering costs are charged to paid-in-capital upon the initial sale of Fund shares.


                                                              Annual Report | 25

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

On August 27, 2003, the Fund completed the initial public offering. On September 25, 3003 and October 14, 2003, the Fund issued additional shares in connection with the exercise of the underwriters' over allotment allocation option. Shares were issued at $15.00 per share before the underwriters discount of $0.675 per share. The Fund's manager agreed in advance to assume as its own expense all offering and organizational expenses in excess of $0.03 per share, excluding the underwriters' discount.

Transactions in the Fund's common shares were as follows:

                                --------------------------------------------------------------------------------------
                                                                 YEAR ENDED MARCH 31,
                                           2005                                        2004
                                --------------------------------------------------------------------------------------
                                                                                          UNDERWRITERS'   PROCEEDS TO
                                  SHARES        AMOUNT         SHARES         AMOUNT        DISCOUNT        THE FUND
                                --------------------------------------------------------------------------------------
Initial Public Offering......          --     $        --    24,600,000   $  369,000,000   $ 16,605,000  $ 352,395,000
Over-Allotment Allocation ...          --              --     1,960,000       29,400,000      1,323,000     28,077,000
Shares issued in reinvestment
 of distributions............      85,573       1,258,261        86,957        1,292,162             --      1,292,162
                                --------------------------------------------------------------------------------------
Total........................      85,573     $ 1,258,261    26,646,957   $  399,692,162   $ 17,928,000  $ 381,764,162
                                ======================================================================================

At March 31, 2005, there were 28,290,900 shares authorized (no par value).


26 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. AUCTION RATE PREFERRED SHARES

On November 7, 2003 the Fund issued 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F, each with a $25,000 liquidation preference per share totaling $190,000,000. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. During the year ended March 31, 2005, the dividends on Preferred Shares ranged from 1.02% to 2.97%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody's Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended March 31, 2005, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------
SUBSIDIARY                                             AFFILIATION
-----------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                      Investment manager
Franklin Templeton Services LLC (FT Services)          Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.50% per year of the average daily net assets plus the liquidation value of the preferred shares.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets plus the liquidation value of the preferred shares.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


                                                              Annual Report | 27

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. INCOME TAXES

At March 31, 2005, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.........................................  $ 574,985,164
                                                              =============
Unrealized appreciation.....................................  $  10,370,917
Unrealized depreciation.....................................     (4,599,287)
                                                              -------------
Net unrealized appreciation (depreciation)..................  $   5,771,630
                                                              =============
Distributable earnings - undistributed ordinary income .....  $   2,882,295
                                                              =============

The tax character of distributions paid during the years ended March 31, 2005 and 2004, were as follows:
                                                ---------------------------
                                                    2005            2004
                                                ---------------------------
Distributions paid from ordinary income....     $ 35,179,871  $  16,644,549

At March 31, 2005, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $640,417. For tax purposes, such losses will be reflected in the year ending March 31, 2006.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, paydown losses, and bond discount and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses, and bond discount and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended March 31, 2005 aggregated $312,310,553 and $314,313,263, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


28 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. CREDIT RISK

The Fund has 67.27% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities may be unsecured and subordinated to other creditors of the issuer.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At March 31, 2005, unfunded commitments were as follows:

--------------------------------------------------------------------
                                                          UNFUNDED
BORROWER                                                 COMMITMENT
--------------------------------------------------------------------
Texas Genco LLC, Delay Draw                              $ 584,615

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

11. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").


                                                              Annual Report | 29

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Fund did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


30 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the Fund and other funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 31

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Limited Duration Income Trust (the "Fund") at March 31, 2005, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 10, 2005


32 | Annual Report

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                              LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION       TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (84)      Trustee        Since 2003           115                       None
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).
---------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)          Trustee        Since 2003           143                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                         company).
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
---------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (77)         Trustee        Since 2003           51                        None
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and
FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
---------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)       Trustee        Since 2003           144                       None
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
---------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (76)         Trustee        Since 2003           117                       Director, The California Center for
One Franklin Parkway                                                                         Land Recycling (redevelopment).
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
---------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

---------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                              LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION       TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (77)         Trustee        Since 2003           143                       Director, Martek Biosciences
One Franklin Parkway                                                                         Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                     (biotechnology) and Overstock.com
                                                                                             (Internet services); and FORMERLY,
                                                                                             Director, MCI Communication
                                                                                             Corporation (subsequently known as
                                                                                             MCI WorldCom, Inc. and WorldCom,
                                                                                             Inc.) (communications services)
                                                                                             (1988-2002), White Mountains
                                                                                             Insurance Group, Ltd. (holding com-
                                                                                             pany) (1987-2004) and Spacehab,
                                                                                             Inc. (aerospace services)
                                                                                             (1994-2003).
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
(2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking)
(1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                              LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION       TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
**MARTIN L. FLANAGAN (44)      Trustee and    Since 2003           5                         None
One Franklin Parkway           Vice
San Mateo, CA 94403-1906       President
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (72)      Trustee and    Since 2003           143                       None
One Franklin Parkway           Chairman of
San Mateo, CA 94403-1906       the Board
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

---------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                              LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION       TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (64)  Trustee and    Since 2003           127                       None
One Franklin Parkway           Senior Vice
San Mateo, CA 94403-1906       President
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (60)           Vice           Since 2003           Not Applicable            Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)            Chief          Since July 2004      Not Applicable            Not Applicable
One Franklin Parkway           Compliance
San Mateo, CA 94403-1906       Officer
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
---------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (43)           Treasurer      Since July 2004      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin
Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
---------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)          Senior Vice    Since 2003           Not Applicable            Not Applicable
500 East Broward Blvd.         President
Suite 2100                     and Chief
Fort Lauderdale,               Executive
FL 33394-3091                  Officer -
                               Finance and
                               Administration
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

---------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                              LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION       TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (58)             Vice           Since 2003           Not Applicable            Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)          Vice           Since 2003           Not Applicable            Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------------
GREGORY E. JOHNSON (43)        Vice           Since 2003           Not Applicable            Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Templeton
Distributors, Inc.; President, Franklin Agency, Inc.; Vice President and Director, Franklin Advisers, Inc.; Director, Fiduciary
Trust Company International; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (43)   President      Since 2003           Not Applicable            Not Applicable
One Franklin Parkway           and Chief
San Mateo, CA 94403-1906       Executive
                               Officer -
                               Investment
                               Management
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

---------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                              LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION       TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)         Vice           Since 2003           Not Applicable            Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906       and Secretary
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the sub sidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)           Chief          Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.         Financial
Suite 2100                     Officer and
Fort Lauderdale,               Chief
FL 33394-3091                  Accounting
                               Officer
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
---------------------------------------------------------------------------------------------------------------------------------


* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Martin L. Flanagan is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT STOCK EXCHANGE RULES AND U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.


                                                              Annual Report | 37

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for the Franklin Templeton Limited Duration Income Trust (the "Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included reports on the Fund, the share price premium or discount to net asset value, the results of investment performance and related financial information for the Fund, as well as periodic reports on legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis utilizing expense allocation methodologies deemed reasonable by the Fund's independent accountants. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, as well as an expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report were a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. The following discusses factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board believes the overall services provided by the Manager and its affiliates to the Fund and its shareholders to be of high quality. In addition to investment performance and expenses discussed below, such belief is based, in part, upon periodic reports furnished the Board showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations.


38 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had been favorably reported on in discussions with the Fund's outside accountants and had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third party report on portfolio execution, as well as the quality of the compliance procedures and Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. Particular Board emphasis was given to the investment performance of the Fund in view of its importance to shareholders. In assessing such performance, the Board considered a Lipper report prepared for the Fund showing its investment performance in comparison with a performance universe consisting of four closed end BBB rated corporate debt funds selected by Lipper. The Board noted that the Fund's income return of 8.4% as shown in the Lipper report, and total return of 9.02% during such year placed it in the fourth and fifth highest quintiles, respectively, within such performance universe. In discussing such performance, management pointed out that some of the funds in the Lipper performance universe did not follow the same limited duration, multi-sector investment strategy as the Fund and that the Fund's total return during 2004 was the highest when compared to two other leveraged closed end funds which followed a similar strategy. In view of this explanation and taking into account the actual level of the Fund's 9.02% return during the period shown and the fact that it had not been in existence for more than a year, the Board found such performance to be satisfactory.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with an expense group of the Fund and three other non-leveraged closed end BBB rated corporate debt funds as selected by Lipper. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract were similar to those provided by fund managers to other fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its peer group. The results of such expense comparisons showed that the Fund's effective management fee rate and total expenses were in each

                                                              Annual Report | 39

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

case the third highest in such Lipper expense group. The Lipper report also noted that the Fund was the second smallest fund in the expense group with the smallest fund having the highest total expense and that the Fund's total expenses were less than ten basis points above the group median. The Board found such expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that such methodology was subject to review and testing by the Fund's outside accountants every other year. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis were the revenue and related costs involved in managing the Fund, as well as its relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. Since the Fund is a closed end fund and does not continuously offer shares to the public, any increase in the Fund's size will result from appreciation in its investment portfolio which benefits shareholders by increasing the value of their investments in the Fund. In view of this fact, the Board did not consider whether economies of scale are realized and shared by the Manager since it is believed that such consideration is meaningful only in the case of an open end fund whose growth may reflect additional sales of fund shares rather than through any asset appreciation that benefits its shareholders.


40 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

SHAREHOLDER INFORMATION (CONTINUED)

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the SEC to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the SEC. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2004. Additionally, the Fund expects to file, on or about May 31, 2005, such certifications with its Form N-CSR for the year ended March 31, 2005.


                                                              Annual Report | 41
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

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)  Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON               One Franklin Parkway
   INVESTMENTS                   San Mateo, CA 94403-1906

ANNUAL REPORT

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTF A2005 05/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $48,556 for the fiscal year ended March 31, 2005 and $25,154 for the fiscal year ended March 31, 2004.

(b)      Audit-Related Fees
There aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $20,000 for the fiscal year ended March 31, 2005 and $45,000 for the fiscal year ended March 31, 2004. The services for which these fees were paid included attestation services.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended March 31, 2005 and $6,489 for the fiscal year ended March 31, 2004. The services for which these fees were paid attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $5,253 for the fiscal year ended March 31, 2005 and $0 for the fiscal year ended March 31, 2004. The services for which these fees were paid included tax compliance and advise.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2005 and $187 for the fiscal year ended March 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2005 and $99,813 for the fiscal year ended March 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $25,253 for the fiscal year ended March 31, 2005 and $151,489 for the fiscal year ended March 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Members of the Audit Committee are: Robert F. Carlson, S. Joseph Fortunato and Frank W.T. LaHaye.

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES. The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. (Advisers) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  May 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  May 20, 2005


By /s/Galen G. Vetter
      Chief Financial Officer
Date  May 20, 2005